UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 24, 2013

MID PENN BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

349 Union Street Millersburg, Pennsylvania	1.866.642.7736	17061
(Address of Principal Executive Offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁭	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁭	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁭	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
⁭	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

MID PENN BANCORP, INC.

CURRENT REPORT ON FORM 8-K

ITEM 4.01    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On September 24, 2013, the Board Audit Committee of Mid Penn Bancorp, Inc. (“Corporation”) appointed BDO USA, LLP (BDO) as the Corporation’s new independent registered public accounting firm for and with respect to the year ending December 31, 2013, and dismissed ParenteBeard LLC (ParenteBeard) from that role.  This action was subsequently ratified by the Board of Directors on September 25, 2013.  The Corporation’s principal audit personnel at ParenteBeard resigned from ParenteBeard and joined BDO.

The reports of ParenteBeard on the Corporation’s financial statements as of and for the years ended December 31, 2012 and 2011, did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Corporation’s two most recent fiscal years and the subsequent interim period preceding ParenteBeard’s dismissal, there were:  (i) no disagreements with ParenteBeard on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ParenteBeard, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Corporation; and, (ii) no “reportable events”, as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Corporation has provided ParenteBeard with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (SEC) and requested ParenteBeard to furnish to the Corporation a letter addressed to the SEC stating that it agrees with the statements made above.  A copy of ParenteBeard’s letter dated September 27, 2013, is attached as Exhibit 99.1 to this Form 8-K.

During the Corporation’s two most recently completed fiscal years and through the date of the Corporation’s appointment of BDO, the Corporation did not consult with BDO regarding:  (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Corporation’s consolidated financial statements, and no written or oral advice was provided by BDO that was an important factor considered by the Corporation in reaching a decision as to accounting, auditing, or financial reporting issues; or, (ii) any matter that was either the subject to a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Correspondence from ParenteBeard LLC to the Securities and Exchange Commission dated September 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

MID PENN BANCORP, INC. (Registrant)
Date: September 27, 2013	By:	/s/ Rory G. Ritrievi
Rory G. Ritrievi
President and Chief Executive Officer